Supplement dated January 2, 2024 to the following prospectus and summary prospectus, each as previously amended or supplemented:

American Beacon AHL Trend ETF (the “Fund”)

Prospectus and Summary Prospectus dated August 28, 2023

American Beacon Advisors, Inc. (the “Manager”) serves as the investment manager to the American Beacon Select Funds (the “Trust”). This supplement is intended to update certain information relating to the Manager’s parent company, Resolute Investment Managers, Inc. (“RIM”), and RIM’s indirect owner, Resolute Investment Holdings, LLC (“RIH”).

On December 29, 2023, RIM and certain of its affiliates (collectively, “Resolute”) and their equity owners completed a transaction (“Transaction”) with certain creditors of RIM to strengthen Resolute’s capital structure (the “Closing”). In connection with the Closing, (i) RIH, Resolute Topco, Inc. (“Topco”), a wholly-owned subsidiary of RIH, RIM, and certain of their affiliates, and (ii) the prior owners of approximately 93% of RIH, entered into an exchange agreement with certain creditors of RIM (the “New Ownership Group”) pursuant to which, among other things, new equity interests in Topco were issued to members of the New Ownership Group and the then-existing equity interests in RIH were retired and canceled.

Upon the Closing, the Manager became wholly owned indirectly by the New Ownership Group. The Transaction is not expected to result in any change in the day-to-day management of the Manager. However, the Closing resulted in the change of control of the Manager, which resulted in an assignment and the termination of the Trust’s Management Agreement with the Manager and the Investment Advisory Agreement between the Manager and the sub-advisor to the Fund. Effective upon the Closing, a new Management Agreement between the Manager and the Trust, on behalf of the Fund, and a new Investment Advisory Agreement between the Manager and the sub-advisor to the Fund, went into effect, as previously approved by the Fund’s sole initial shareholder.

In connection with the Closing, the following changes are made to the Prospectus effective immediately.

A. In the section of the Fund’s prospectus entitled “Fund Management - The Manager,” the first paragraph is replaced with the information below, and the second and third paragraphs are deleted:

AMERICAN BEACON ADVISORS, INC. (the “Manager”) serves as the Manager and administrator of the Fund. The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of  Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity interests of Topco.

B. The information below replaces the ninth paragraph contained in the section of the Fund’s prospectus entitled “Fund Management – The Manager”:

A discussion of the Board’s consideration and approval of (1) the prior Management Agreement between the Fund and the Manager, and the prior Investment Advisory Agreement between the Manager and the sub-advisor, which were in effect prior to the change in control of the Manager on December 29, 2023, and (2) the new Management Agreement and new Investment Advisory Agreement that went into effect upon the change in control of the Manager, will be available in the Fund’s Annual Shareholder Report for the fiscal year ended January 31, 2024.

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Supplement dated January 2, 2024 to the following Statement of Additional Information, as previously amended or supplemented:

American Beacon AHL Trend ETF (the “Fund”)

Statement of Additional Information dated August 28, 2023

American Beacon Advisors, Inc. (the “Manager”) serves as the investment manager to the American Beacon Select Funds (the “Trust”). This supplement is intended to update certain information relating to the Manager’s parent company, Resolute Investment Managers, Inc. (“RIM”), and RIM’s indirect owner, Resolute Investment Holdings, LLC (“RIH”).

On December 29, 2023, RIM and certain of its affiliates (collectively, “Resolute”) and their equity owners completed a transaction (“Transaction”) with certain creditors of RIM to strengthen Resolute’s capital structure (the “Closing”). In connection with the Closing, (i) RIH, Resolute Topco, Inc. (“Topco”), a wholly-owned subsidiary of RIH, RIM, and certain of their affiliates, and (ii) the prior owners of approximately 93% of RIH, entered into an exchange agreement with certain creditors of RIM (the “New Ownership Group”) pursuant to which, among other things, new equity interests in Topco were issued to members of the New Ownership Group and the then-existing equity interests in RIH were retired and canceled.

Upon the Closing, the Manager became wholly owned indirectly by the New Ownership Group. The Transaction is not expected to result in any change in the day-to-day management of the Manager. However, the Closing resulted in the change of control of the Manager, which resulted in an assignment and the termination of the Trust’s Management Agreement with the Manager and the Investment Advisory Agreement between the Manager and the sub-advisor to the Fund. Effective upon the Closing, a new Management Agreement between the Manager and the Trust, on behalf of the Fund, and a new Investment Advisory Agreement between the Manager and the sub-advisor to the Fund, went into effect, as previously approved by the Fund’s sole initial shareholder.

In connection with the Closing, the following changes are made to the Statement of Additional Information effective immediately.

A. In the section of the Fund’s Statement of Additional Information entitled “INVESTMENT ADVISORY AGREEMENT,” the first and second sentences of the third paragraph are deleted.

B. In the section of the Fund’s Statement of Additional Information entitled “MANAGEMENT, ADMINISTRATIVE, SECURITIES LENDING, AND DISTRIBUTION SERVICES - The Manager,” the first and second paragraphs and the first table are replaced with the information below, and the third and fourth paragraphs are deleted:

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”).  RIM is, in turn, a wholly-owned subsidiary of  Resolute Acquisition, Inc., a wholly-owned subsidiary of  Resolute Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity interests of Topco. The address of Topco is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Resolute Topco, Inc.	Parent Company	Holding Company – Founded in 2015

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